
                                                                                                          Exhibit 21

                 Subsidiaries of Cleveland-Cliffs Inc
                 ------------------------------------
                                                                                                         Jurisdiction
                                                                                                              of
                                                                                                         Incorporation
                                                                                                              or
                 Name of Subsidiary                                                                      Organization
                 ------------------                                                                      ------------
                  Cleveland-Cliffs Company (1)                                                           Ohio
                  Cleveland-Cliffs Ore Corporation (1), (2), (3)                                         Ohio
                  Cliffs Biwabik Ore Corporation (2)                                                     Minnesota
                  Cliffs Copper Corp.                                                                    Ohio
                  Cliffs Empire, Inc. (1), (4)                                                           Michigan
                  Cliffs Engineering, Inc. (1)                                                           Colorado
                  Cliffs Forest Products Company (1)                                                     Michigan
                  Cliffs Fuel Service Company (1)                                                        Michigan
                  Cliffs IH Empire, Inc. (1)                                                             Michigan
                  Cliffs Marquette, Inc. (1), (3)                                                        Michigan
                  Cliffs MC Empire, Inc. (1), (4)                                                        Michigan
                  Cliffs Mining Company                                                                  Delaware
                  Cliffs Mining Services Company                                                         Delaware
                  Cliffs Oil Shale Corp. (1)                                                             Colorado
                  Cliffs of Canada Limited (1)                                                           Ontario, Canada
                  Cliffs Reduced Iron Corporation                                                        Delaware
                  Cliffs Resources, Inc. (5)                                                             Delaware
                  Cliffs Synfuel Corp. (1)                                                               Utah
                  Cliffs Tilden, Inc. (1), (2)                                                           Michigan
                  Cliffs TIOP, Inc. (1), (6), (7)                                                        Michigan
                  Empire-Cliffs Partnership (4)                                                          Michigan
                  Empire Iron Mining Partnership (8)                                                     Michigan
                  Escanaba Properties Company (1), (9)                                                   Michigan
                  Escanaba Properties Partnership (9)                                                    Michigan
                  FCDC Coal, Inc. (10)                                                                   Delaware
                  Hibbing Taconite Company, a joint venture (11)                                         Minnesota
                  J&L-Cliffs Ore Partnership (2), (12)                                                   Ohio
                  Kentucky Coal Company                                                                  Delaware
                  Lake Superior & Ishpeming Railroad Company (5)                                         Michigan
                  Lasco Development Company (5)                                                          Michigan
                  Marquette Iron Mining Partnership (3)                                                  Michigan
                  Mattagami Mining Co. Limited (13)                                                      Ontario, Canada
                  Mesabi Radio Corporation (13)                                                          Minnesota
                  Minerais Midway Ltee-Midway Ore Company Ltd. (13)                                      Quebec, Canada
                  Mines Hilton Ltee-Hilton Mines, Ltd. (13)                                              Quebec, Canada
                  Northwest Iron Co. Ltd. (14)                                                           Delaware
                  Peninsula Land Corporation (13)                                                        Michigan


                 _____________________________________________________

                  See footnote explanation on pages 67-68.

                                                                                                         Jurisdiction
                                                                                                              of
                                                                                                         Incorporation
                                                                                                              or
                 Name of Subsidiary                                                                      Organization
                 ------------------                                                                      ------------
                  Pickands Erie Corporation (13)                                                         Minnesota
                  Pickands Hibbing Corporation (13)                                                      Minnesota
                  Pickands Mather & Co. International                                                    Delaware
                  Pickands Mather Services Inc. (13)                                                     Delaware
                  Pickands Radio Co. Ltd. (13)                                                           Quebec, Canada
                  Robert Coal Company (15)                                                               Delaware
                  Seignelay Resources, Inc. (13)                                                         Delaware
                  Syracuse Mining Company (13)                                                           Minnesota
                  Tetapaga Mining Company Limited (1)                                                    Ohio
                  Tilden Iron Ore Partnership (6), (12)                                                  Michigan
                  Tilden Magnetite Partnership (7)                                                       Michigan
                  Tilden Mining Company, a joint venture (2), (6), (12)                                  Michigan
                  The Cleveland-Cliffs Iron Company                                                      Ohio
                  The Cleveland-Cliffs Steamship Company (1)                                             Delaware
                  The Mesaba-Cliffs Mining Company (16)                                                  Minnesota
                  Turner Elkhorn Mining Company (10)                                                     Delaware
                  Virginia Eastern Shore Land Co. (1)                                                    Delaware


________________________________________________________________________________

                  (1) The named subsidiary is a wholly-owned subsidiary of The Cleveland-Cliffs Iron Company, which in turn is a wholly-owned subsidiary of Cleveland-Cliffs Inc.

                  (2) J&L-Cliffs Ore Partnership is an Ohio partnership and a 36% associate in the Tilden Mining Company, a joint venture. Cleveland-Cliffs Ore Corporation and Cliffs Tilden, Inc., wholly-owned subsidiaries of The Cleveland-Cliffs Iron Company, have a combined 100% interest in the J&L-Cliffs Ore Partnership. Cleveland-Cliffs Ore Corporation also owns 100% of Cliffs Biwabik Ore Corporation.

                  (3) Marquette Iron Mining Partnership is a Michigan partnership. Cleveland-Cliffs Ore Corporation and Cliffs Marquette, Inc., wholly-owned subsidiaries of The Cleveland-Cliffs Iron Company, have a combined 100% interest in Marquette Iron Mining Partnership.

                  (4) Empire-Cliffs Partnership is a Michigan partnership. Cliffs MC Empire, Inc. and Cliffs Empire, Inc., wholly-owned subsidiaries of The Cleveland-Cliffs Iron Company, have a combined 100% interest in Empire-Cliffs Partnership.

                  (5) Cliffs Resources, Inc. owns a 99.2% interest in Lake Superior & Ishpeming Railroad Company. Lasco Development Company is a wholly-owned subsidiary of Lake Superior & Ishpeming Railroad Company.

                  (6) Tilden Iron Ore Partnership is a Michigan partnership and a 64% associate in the Tilden Mining Company, a joint venture. Cliffs TIOP, Inc., a wholly-owned subsidiary of The Cleveland-Cliffs
                           Iron Company, has a 37.5% interest in the Tilden Iron Ore Partnership.

                  (7) Tilden Magnetite Partnership is a Michigan partnership. Cliffs TIOP, Inc., a wholly-owned subsidiary of The Cleveland-Cliffs Iron Company, has a 33.333% interest in the Tilden Magnetite Partnership.

                  (8) Empire Iron Mining Partnership is a Michigan partnership. The Cleveland-Cliffs Iron Company has a 22.56% indirect interest in the Empire Iron Mining Partnership.

                  (9) Escanaba Properties Partnership is a Michigan partnership. Escanaba Properties Company, a wholly-owned subsidiary of The Cleveland-Cliffs Iron Company, has a 87.5% interest in the Escanaba Properties Partnership.

                 (10) Cliffs Mining Company, a wholly-owned subsidiary of Cleveland-Cliffs Inc, owned a 100% interest in Turner Elkhorn Mining Company, which in turn owned a 100% interest in FCDC Coal, Inc. Both Turner Elkhorn Mining Company and FCDC Coal, Inc. were sold on February 26, 1993.

                 (11)      Cliffs Mining  Company has a 10% and  Pickands
                           Hibbing Corporation has a   5% interest in Hibbing
                           Taconite Company, a joint venture.

                 (12) Tilden Mining Company is a joint venture in which Tilden Iron Ore Partnership is a 64% associate and J&L-Cliffs Ore Partnership is a 36% associate.

                 (13) The named subsidiary is a wholly-owned subsidiary of Cliffs Mining Company, which in turn is a wholly-owned subsidiary of Cleveland-Cliffs Inc.

                 (14) Cliffs Mining Company owns a 72.4% interest in Northwest Iron Co. Ltd.

                 (15) The named subsidiary is a wholly-owned subsidiary of Kentucky Coal Company, which in turn is a wholly-owned subsidiary of Cleveland-Cliffs Inc.

                 (16) The Cleveland-Cliffs Iron Company owns a 86.4% interest in The Mesabi-Cliffs Mining Company.